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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT ACCOUNTS

We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 1 to Form S-3 (File No. 333-78055) of our report dated March 17, 1999 relating to the financial statements, which appear in Procept's Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                                      PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 22, 1999